UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
May 2, 2002
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events.

On May 2, 2002, the Registrant issued a press release announcing its results for the first quarter of 2002. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated May 2, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of May 2, 2002.

VESTA INSURANCE GROUP, INC.

By:   /s/   John W. McCullough
Its:          Vice President --
              Associate General Counsel

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Manager – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

VESTA REPORTS FIRST QUARTER RESULTS

Net Premiums Written Increase by 147% over Prior-Year Period;
Dissolves Office of the Chairman

     BIRMINGHAM, Ala. - May 2, 2002 - Vesta Insurance Group, Inc. (NYSE: VTA) today reported profitable results from its first quarter of operations, primarily due to the significant growth in the Company's specialty underwriting and agency segments.

     Vesta reported operating earnings from continuing operations of $.5 million, or $0.01 per diluted share, for the quarter ending March 31, 2002 compared to operating earnings of $1.6 million, or $0.08 per diluted share, for the corresponding period in 2001. Net premiums written for the quarter were $151.1 million compared to $61.2 million in the first quarter of 2001, a 147% increase. Operating earnings from continuing operations for the quarter increased by $3.1 million compared to the fourth quarter of 2001.

     Including non-operating items, the Company reported net income from continuing operations of $.9 million, or $0.03 per diluted share, in the first quarter of 2002 compared to earnings of $2.6 million, or $0.13 per diluted share, in the corresponding period in 2001. Net income from continuing operations increased by $2.9 million compared to the fourth quarter of 2001.

     "The highlights of our first quarter results are the performance of our specialty underwriting and agency businesses and the improvement in our residential property line compared to the fourth quarter," said Norman W. Gayle, III, President. "We believe that the framework is in place for our Company to achieve growth and increased levels of profitability over the next 4-6 quarters."

     Vesta also announced today that the Office of the Chairman has been dissolved and that Norman W. Gayle, III will continue as President and Chief Executive Officer. James E. Tait will remain as Chairman of Vesta's Board of Directors and will focus his attention on growing Vesta's consulting subsidiary, Tait Advisory Services.

     "As we announced in last quarter's conference call, we expect to realign management so that we become more efficient and quicker to respond to opportunities and problems. Dissolving the Office of the Chairman is the first of these realignments; Norman will focus on our insurance operations while I will focus on the tremendous growth opportunities that currently exist in the consulting marketplace," said Tait.

     With offices in Chicago, New York, Kansas City, Louisville and Birmingham, Tait Advisory Services offers financial, economic and strategic counsel to companies facing litigation and financial and management challenges.

Segment Results

     Vesta's non-standard auto insurance underwriting results are presented in the specialty underwriting segment, which recorded a 140% increase in pre-tax income compared to the fourth quarter of 2001. The business that Vesta acquired through the renewal rights purchase from Gallant and Valor Insurance Companies produced a combined ratio of 97.6% for the quarter.

     The Company's agency operations improved for the third consecutive quarter as it produced its first profitable quarter in reporting net earnings of $1.5 million. Vesta's agency operations have been bolstered by previously announced acquisitions.

     "We are excited about the increasing profitability of our agency and non-standard underwriting operations," said Gayle. "We believe these operations will continue to produce strong revenue and operating income growth."

     Vesta's standard property-casualty business reported net written premium of $97.7 million in the first quarter of 2002 compared to $52.2 million in the same period of 2001. The Company's GAAP combined ratio for its residential property business was 98.0% and it was 119.1% for the standard auto business for a total combined ratio of 103.6% for the standard property-casualty segment.

     "We're clearly disappointed in the lack of improvement in our standard auto business and we will continue to review all actions and opportunities to improve its results," said Gayle. "Our residential property business continues to grow and we remain optimistic that its profitability will continue to improve in future quarters, barring catastrophes."

     Higher than anticipated mortality in some older acquired life insurance blocks of business negatively impacted the results from Vesta's life and health segment as it posted $1.0 million in net operating earnings in the quarter.

     The Company's debt to total capital ratio was 33.02% as of March 31, 2002 compared to 33.8% at December 31, 2001.

     Vesta management will hold its quarterly conference call to discuss first quarter 2002 results on May 3, 2002 at 10 AM EST. The conference call will be simultaneously webcast live online through Vesta's corporate website, www.vesta.com and http://www.videonewswire.com/event.asp?id=4681.

About Vesta Insurance Group, Inc.

     Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including segment growth and profitability. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance may differ materially from those reflected in these forward-looking statements. The main factor that could affect the forward-looking statements contained herein is that frequency and severity of insured losses in our standard property-casualty segment or specialty underwriting segment could increase beyond expected levels. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

# # #

Vesta Insurance Group, Inc.
1st Quarter 2002 Segment Comparison
(amounts in thousands)

                                               Life & Health      Standard      Agency          Specialty     Corp & Other    Eliminations     Consolidated
                                                  Insurance     Property-Casualty                   Underwriting
                                               2002    2001     2002     2001     2002    2001      2002    2001   2002    2001     2002   2001     2002    2001
                                               --------------- ------------------ ---------------- -------------------------------  -------------- ----------------
Revenues:
  Net premiums written                         $ 8,074 $ 7,465 $ 97,720 $ 52,225       --      --  $ 45,303 $ 1,522                            --  $ 151,097$ 61,212
  (Increase) decrease in unearned premiums          --     --   (29,877)   4,622       --      --    (9,429)  (439)                            --   (39,306)  4,183
                                                --------------- ------------------ ---------------- ----------------                 -------------- -----------------

  Net premiums earned                            8,074  7,465    67,843   56,847       --      --    35,874  1,083                             --   111,791  65,395
  Net investment income                          9,419 10,780        --       --       --   $ 157        --     -- $ 4,382 $ 4,666  $ (120)    --    13,681  15,603
  Policy fees                                      983    898     1,302      355                      1,133     --      --     --       --     --     3,418   1,253
  Agents fees and commissions                       --     --        --       --  $ 23,588    442        --     --      --     --   (5,208)    --    18,380     442
  Other                                            337     52        --       --       --      --     1,608    843   1,429    751       --     --     3,374   1,646
                                                --------------- ------------------ ---------------- -------------------------------  -------------- -----------------

         Total revenues                         18,813 19,195    69,145   57,202   23,588     599    38,615  1,926   5,811  5,417   (5,328)    --   150,644  84,339
Expenses:
  Policyholder benefits                         10,645  8,057        --       --       --      --        --     --      --     --       --     --    10,645   8,057
  Loss and LAE expenses incurred                    --     --    47,079   37,902       --      --    23,615    799      --     --       --     --    70,694  38,701
  Policy acquisition expenses                    1,623  2,122    15,415   12,058       --      --     9,318    222      --     --   (5,208)    --    21,148  14,402
  Operating expenses                             3,286  3,761     9,172    6,362   20,736   1,389     3,296     61   6,263  3,080       --     --    42,753  14,653
  Interest on debt                               1,576  2,430        --       --      120      --        --     --   2,375  2,228     (120)    --     3,951   4,658
  Goodwill and other intangible amortization        --     --        --       --       --      --        --     --      84    526       --     --        84     526
                                                --------------- ------------------ ---------------- -------------------------------  -------------- -----------------

         Total expenses                         17,130 16,370    71,666   56,322   20,856   1,389    36,229  1,082   8,722  5,834   (5,328)    --   149,275  80,997

Income (loss) from continuing operations
  before income taxes, deferrable capital
  securities, and minority interest              1,683  2,825    (2,521)     880    2,732    (790)    2,386    844  (2,911)  (417)      --     --     1,369   3,342
Income taxes (benefit)                             589    989      (882)     308      998    (277)      835    295  (1,061)  (125)      --     --       479   1,190
Deferrable capital securities, net of tax           --     --        --       --       --      --        --     --     129    383       --     --       129     383
Minority interest in subsidiary, net of tax         36    382        --       --      245    (246)       --     --      --     --       --     --       281     136
                                                --------------- ------------------ ---------------- -------------------------------  -------------- -----------------

         Net operating earnings (loss) from
          continuing operations                  $1,058 $1,454   $(1,639)   $ 572  $ 1,489  $ (267)  $ 1,551  $ 549 $ (1,979$ (675)      --     --     $ 480 $ 1,633
                                                =============== ================== ================ ===============================  ============== =================
         Realized gains, net of tax
           and minority interest                    343   277                                                           93    719                     $ 436   $ 996
                                                --------------- ------------------ ---------------- -------------------------------  -------------- -----------------
         Net income (loss) from continuing
           operations                            $1,401 $ 1,731 $ (1,639)   $ 572  $ 1,489  $ (267)  $ 1,551  $ 549 $ (1,886) $ 44       --     --     $ 916 $ 2,629
                                                =============== ================== ================ ===============================  ============== =================

            *Excludes realized investment gains and losses

Vesta Insurance Group, Inc.
First Quarter Results
(amounts in thousands, excpet per share data)

                                                                                       3 Months Ended March 31,
                                                                                       2002               2001
                                                                                  ----------------   ----------------
Revenues:
     Net premiums written                                                               $ 151,097           $ 61,212
     (Increase) decrease in unearned premiums                                             (39,306)             4,183
                                                                                  ----------------   ----------------

     Net premiums earned                                                                  111,791             65,395
     Net investment income                                                                 13,681             15,603
     Policy fees                                                                            3,418              1,253
     Agents fees and commissions                                                           18,380                442
     Other                                                                                  3,374              1,646
                                                                                  ----------------   ----------------

               Total revenues                                                             150,644             84,339
Expenses:
     Policyholder benefits                                                                 10,645              8,057
     Loss and LAE expenses incurred                                                        70,694             38,701
     Policy acquisition expenses                                                           21,148             14,402
     Operating expenses                                                                    42,753             14,653
     Interest on debt                                                                       3,951              4,658
     Goodwill and other intangible amortization                                                84                526
                                                                                  ----------------   ----------------

               Total expenses                                                             149,275             80,997

Income from continuing operations before income taxes,
     deferrable capital securities, and minority interest                                   1,369              3,342
Income taxes                                                                                  479              1,190
Deferrable capital securities, net of tax                                                     129                383
Minority interest in subsidiary, net of tax                                                   281                136
                                                                                  ----------------   ----------------

               Net operating earnings from continuing operations                              480              1,633

Realized gains, net of tax and minority interest                                              436                996

               Net income from continuing operations                                          916              2,629

Income (loss) from discontinued operations, net of tax                                        (64)                 5
Extraordinary gain on debt extinguishments, net of tax                                        897                  -

Net income                                                                                  1,749              2,634
Gain on redemption of preferred securities                                                    210                565
Preferred stock dividend                                                                        -               (163)
                                                                                  ----------------   ----------------

Income available to common shareholders                                                   $ 1,959            $ 3,036
                                                                                  ================   ================

     Weighted average diluted shares outstanding for the period                            33,842             21,094
     Net operating earnings from continuing operations earnings per share                  $ 0.01             $ 0.08
     Realized gains per share                                                              $ 0.01             $ 0.05
     Net income from continuing operating earnings per share                               $ 0.03             $ 0.13
     Income available to common shareholders per share                                     $ 0.06             $ 0.15

Vesta Insurance Group, Inc.
Condensed Consolidated Balance Sheet
(amounts in thousands)

                                                                            March 31, 2002            December 31, 2001
                                                                        ---------------------      --------------------
Assets:

       Invested assets                                                          $ 1,037,229               $ 1,035,749
       Cash                                                                          21,781                    23,579
       Other assets                                                                 889,977                   771,554
                                                                        ---------------------      --------------------
                   Total assets                                                 $ 1,948,987               $ 1,830,882
                                                                        =====================      =====================

Liabilities:

       Future policy benefits                                                     $ 689,004                 $ 695,170
       Losses and loss adjustment expenses                                          298,661                   280,997
       Unearned premiums                                                            271,225                   179,879
       Debt                                                                         104,752                   109,396
       Other liabilities                                                            304,940                   282,883
                                                                        ---------------------     ----------------------
                   Total liabilities                                              1,668,582                 1,548,325

Deferrable capital securities                                                        22,445                    23,250
Stockholders' equity                                                                257,960                   259,307
                                                                        ---------------------     -----------------------

                   Total liabilities and stockholders' equity                   $ 1,948,987               $ 1,830,882
                                                                        ====================      =======================

                   Equity per share                                                  $ 7.22                    $ 7.34

                   Equity per share excluding unrealized                               7.18                      7.12
                                investment gains and losses

                   Shares Outstanding at period end*                                 35,726                    35,323

                   * Excludes shares in the Vesta Agents Stock Incentive Plan Trust